SECOND AMENDMENT TO THE
NAVISTAR, INC.
MANAGERIAL RETIREMENT OBJECTIVE PLAN

WHEREAS, Navistar, Inc. (the “Company”) maintains the Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective June 1, 2016 (the “Plan”); and
WHEREAS, the Company has reserved the right to amend the Plan pursuant to Section 7.3 therein;
NOW THEREFORE BE IT RESOLVED, that by virtue and in exercise of the power to amend the Plan reserved to the Company, the Plan be and is hereby amended, effective as of the dates specified herein, as follows:
1.By amending Section 1.19 of the Plan, effective January 1, 2019, to read in its entirety as follows:
“1.19    ‘RPSE’ shall mean the Navistar, Inc. Retirement Plan for Salaried Employees, as may be amended from time to time, and, on and after January 1, 2017, and prior to January 1, 2019, its continuing benefit structure within the Navistar, Inc. Salaried Employees Pension Plan; and, on and after January 1, 2019, its respective continuing benefit structures within the Navistar, Inc. Salaried Employees Pension Plan No. 1 and within the Navistar, Inc. Salaried Employees Pension Plan No. 2, as they may be amended from time to time.”
2.By amending Section 8 of the Plan, effective as of April 1, 2018, by inserting the below language as Section 8.7 and re-numbering the current Section 8.7 (titled “Responsibility For Legal Effect”) as Section 8.8:

“8.7	Claims and Appeals Procedure Applicable to Applications for Disability Retirement filed on or after April 1, 2018
(a)    If and to the extent a claim for benefits under the plan is conditioned upon a determination of disability (excluding any determination made by a party other than the Plan Administrator for purposes other than making a benefit determination under the Plan, such as the provision of Plan benefits to any person who has been determined to be disabled under the Federal Social Security Act or under an employer’s long term disability plan), such claim for benefits shall be processed in accordance with the requirements of ERISA Section 503 applicable to disability claims and the remaining provisions of this Section 8.7.
(b)    Notification of Denial of Disability Retirement
In addition to the other general provisions of Section 8.6, the following specific provisions of this Section 8.7(b) shall apply to applications for a Disability Retirement Allowance made on or after April 1, 2018 if applicable pursuant to Section 8.7(a). The written notification of the benefit denial of an application for a Disability Retirement Allowance will set forth, in a manner calculated to be understood by the Participant or beneficiary, the following:
(1)    A discussion of the decision, including an explanation of the basis for disagreeing with or not following:
(i)    The views presented by the Participant or beneficiary to the Plan Administrator of health care professionals treating the Participant or beneficiary and vocational professionals who evaluated the Participant or beneficiary;
(ii)    The views of medical or vocational experts whose advice was obtained on behalf of the Plan Administrator in connection with a Participant or beneficiary’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and
(iii)    A disability determination regarding the Participant or beneficiary made under the Federal Social Security Act and presented by the Participant or beneficiary to the Plan Administrator;
(2)    If the benefit denial is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Participant or beneficiary’s medical circumstances, or a statement that such explanation will be provided free of charge upon request;
(3)    Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; and

(4)    A statement that the Participant or beneficiary is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the Participant or beneficiary’s claim for benefits.
(5)    The notification shall be provided in a culturally and linguistically appropriate manner in accordance with the requirements described in Department of Labor Regulation § 2560.503-1(o).
(c)    Notification of Denial of Disability Retirement Applications on Appeal
In addition to the other general provisions of Section 8.6, the following specific provisions of this Section 8.7(c) shall apply to appeals for Disability Retirement Allowance applications made on or after April 1, 2018 if applicable pursuant to Section 8.7(a). The written notification of the benefit denial of the appeal will set forth, in a manner calculated to be understood by the Participant or beneficiary, the following:
(1)    A discussion of the decision, including an explanation of the basis for disagreeing with or not following:
(i)    The views presented by the Participant or beneficiary to the Plan Administrator of health care professionals treating the Participant or beneficiary and vocational professionals who evaluated the Participant or beneficiary;
(ii)    The views of medical or vocational experts whose advice was obtained on behalf of the Plan Administrator in connection with a Participant or beneficiary’s adverse benefit determination, without regard to whether the advice was relied upon in making the benefit determination; and
(iii)    A disability determination regarding the Participant or beneficiary made under the Federal Social Security Act and presented by the Participant or beneficiary to the Plan Administrator;
(2)    If the adverse benefit determination is based on a medical necessity or experimental treatment or similar exclusion or limit, either an explanation of the scientific or clinical judgment for the determination, applying the terms of the Plan to the Participant or beneficiary’s medical circumstances, or a statement that such explanation will be provided free of charge upon request;
(3)    Either the specific internal rules, guidelines, protocols, standards or other similar criteria of the Plan relied upon in making the adverse determination or, alternatively, a statement that such rules, guidelines, protocols, standards or other similar criteria of the Plan do not exist; and
(4)    The notification shall be provided in a culturally and linguistically appropriate manner in accordance with the requirements described in Department of Labor Regulation § 2560.503-1(o).
(d)    Provision of New or Additional Evidence or Rationale to Participant or Beneficiary
(1)    Before the Plan Administrator can issue an adverse benefit determination on review of a Disability Retirement Allowance claim that is subject to the provisions of this Section 8.7 pursuant to Section 8.7(a), the Plan Administrator shall provide the Participant or beneficiary, free of charge, any new or additional evidence considered, relied upon, or generated by the Plan Administrator, or other person making the benefit determination (or at the direction of the Plan Administrator, or such other person) in connection with the claim. Such evidence will be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided to give the Participant or beneficiary a reasonable opportunity to respond prior to that date.
(2)    Before the Plan Administrator can issue an adverse benefit determination on review of a Disability Retirement Allowance claim that is subject to the provisions of this Section 8.7 pursuant to Section 8.7(a), based on a new or additional rationale, the Plan Administrator shall provide the Participant or beneficiary, free of charge, with the rationale. Such rationale must be provided as soon as possible and sufficiently in advance of the date on which the notice of adverse benefit determination on review is required to be provided to give the Participant or beneficiary a reasonable opportunity to respond prior to that date.
(e)    Deemed Exhaustion for Disability Retirement Applications filed on or after April 1, 2018

(1)    Generally, if the Plan or Plan Administrator fails to establish or follow claims procedures consistent with the requirements of Sections 8.6 or 8.7 with respect to a Disability Retirement Allowance claim that is subject to the provisions of this Section 8.7 pursuant to Section 8.7(a), a Participant or beneficiary will be deemed to have exhausted the administrative remedies available under the Plan and shall be entitled to pursue any available remedies under ERISA Section 502(a).
(2)    In addition, if the Plan or Plan Administrator fails to strictly adhere to all the requirements of Sections 8.6 or 8.7 with respect to a Disability Retirement Allowance claim that is subject to the provisions of this Section 8.7 pursuant to Section 8.7(a), the Participant or beneficiary is deemed to have exhausted the administrative remedies available under the Plan (unless the violations are “de minimis” in accordance with Department of Labor Regulation § 2560.503-1(l)(2)(ii)). Accordingly, the Participant or beneficiary is entitled to pursue any available remedies under ERISA Section 502(a). If a Participant or beneficiary chooses to pursue remedies under ERISA Section 502, in these circumstances the claim or appeal is deemed denied on review without the exercise of discretion by an appropriate fiduciary.
(f)    With respect to a Disability Retirement Allowance claim that is subject to the provisions of this Section 8.7 pursuant to Section 8.7(a), the Plan Administrator shall ensure, with respect to such claims of disability, that all claims are adjudicated in a manner designed to ensure the independence and impartiality of the persons involved in making the decision. Accordingly, no decisions regarding hiring, compensation, termination, promotion, or other similar matters with respect to any individual involved in the claims and appeals process (such as a claims adjudicator or medical or vocational expert) will be made based upon the likelihood that the individual will support the denial of benefits.”
3.By amending the first sentence of Section 2.4 of Supplement A to the Plan, effective January 1, 2019, to read in its entirety as follows:
“The Retirement Plan for Employees of IC Bus, LLC, as may be amended from time to time; and, on and after December 30, 2016, and prior to January 1, 2019, the Navistar, Inc. Salaried Employees Pension Plan; and, on and after January 1, 2019, the Navistar, Inc. Salaried Employees Pension Plan No. 2 (each to the extent they are applicable to participants spun off from the Retirement Plan for Employees of IC Bus, LLC), as they may be amended from time to time, shall specifically be included among the plans and programs described in Section 4.1(c)(4) of the Plan.”
4.By amending the first part of the first sentence of Section 3.4 of Supplement A to the Plan, up to and including the parenthetical “(the “Conway Pension Plan”)”, effective January 1, 2019, to read in its entirety as follows:
“The Retirement Plan for Employees of IC Bus, LLC, as may be amended from time to time; and, on and after December 30, 2016, and prior to January 1, 2019, the Navistar, Inc. Salaried Employees Pension Plan; and, on and after January 1, 2019, the Navistar, Inc. Salaried Employees Pension Plan No. 2 (each to the extent they are applicable to participants spun off from the Retirement Plan for Employees of IC Bus, LLC), as they may be amended from time to time (the “Conway Pension Plan”)”
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